UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 4, 2008

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1735 Market Street, Suite LL, Philadelphia, PA		19103-7583
(Address of principal executive offices)		(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On Thursday, September 4, 2008, The Board of Directors (the “Board”) of Sunoco, Inc. (the “Company”) approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) which:

(a)	revise, clarify and update the advance notice requirements for shareholders to nominate directors for election to the Board, or to bring other business before the shareholders, which revisions include the modification of notice deadlines and a new requirement that shareholders nominating directors or proposing other business must disclose indirect ownership interests in the Company;

(b)	modify the majority voting standard for the election of directors in uncontested elections to provide that, in the event of a contested election, the plurality voting standard will apply, even if a formerly contested election is no longer being actively contested at the time of the shareholders’ meeting;

(c)	require director-nominees to represent that they do not, and will not, have any undisclosed voting commitments or other arrangements with respect to their actions as a director;

(d)	clarify that the requirement for advance notice of director nominations by shareholders will not be satisfied by any notice of meeting or proxy statement sent or filed by the Company;

(e)	mandate that a shareholder proponent declare whether such proponent intends to deliver a proxy statement to other shareholders, and to clarify the grounds upon which the Company may reject an improper proposal;

(f)	provide clarification regarding proposals to be considered at a special meeting of shareholders called by a shareholder in compliance with the Company’s Articles of Incorporation; and

(g)	amend sections of the Bylaws that address the responsibilities of the Board Chair as well as different officers of the Company to provide, among other things, that the Board Chair is to be appointed by the Board and may, but need not be, an officer of the Company;

The Bylaws became effective immediately upon the adoption of such resolutions by the Company’s Board of Directors on September 4, 2008. The foregoing summary is qualified in its entirety by reference to the full amended and restated Bylaws, a copy of which is attached as Exhibit 3(ii) to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3(ii)—Sunoco, Inc. Bylaws, Amended and Restated as of September 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO, INC.
(Registrant)

Date: September 9, 2008	/s/ Joseph P. Krott
Joseph P. Krott
Comptroller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
3(ii)	Sunoco, Inc. Bylaws, Amended and Restated as of September 4, 2008.